UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual report 2|29|16

A world of investing.®

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Industrial products, services, and equipment industries may be affected by economic trends, commodity prices, technological obsolescence, labor relations, legislation, worldwide competition, and liability for environmental damage. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund's portfolio manager conducts his fundamental research with support from analysts on Putnam's Global Equity Research team. Their disciplined process includes analyzing each company's valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also invests in stocks around the world in an effort to find the best opportunities in the sector.

Developments and events that have affected the industrials sector

1989

Investment by Japanese companies in North American manufacturing peaks prior to Japan's recession of the 1990s

1994

Siemens AG becomes one of the first foreign-owned holding companies in China, helping to open this vast market

1995

Sustained low interest rates by the U.S. Federal Reserve Board encourage spending and investment by consumers and companies

2001

Attacks of September 11 lead to a slowdown in the commercial aircraft industry worldwide

2005

Simultaneous and sustained growth in major industrialized economies spurs greater demand for commodities

2015

Bipartisan Budget Act lifts caps on non-defense and defense discretionary spending over two years

The fund's 2008 inception post-dates many of these developments.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

2 Global Industrials Fund

Global Industrials Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Industrials Fund

Interview with
your fund’s
portfolio manager

How would you describe the investment environment for the six months ending February 29, 2016, and how did the fund perform?

After global equity markets experienced a sharp selloff in the summer of 2015, volatility persisted into the fall. Much of the uncertainty stemmed from the ongoing economic slowdown in emerging markets, notably China. Macroeconomic conditions caused weakness in commodity prices. Moreover, changes in monetary policy from central banks around the world also had an impact on global market volatility.

Global growth concerns in January triggered the worst start to a new year for U.S. stock markets in history. Fiscal and monetary stimulus hopes dominated the narrative for investors. In February, equity markets in general showed signs of stabilizing. U.S. crude oil prices recovered somewhat as concerns about tailwind risks in emerging markets faded slightly. During this time, the industrials sector generally underperformed.

In this environment, Putnam Global Industrials Fund posted a return of 3.97%, outperforming its benchmark, the MSCI World Industrials Index [ND], which returned –1.25%. Stock selection among diversified multinational companies and the fund’s exposure to the defense sector were the main drivers of outperformance versus the benchmark.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Industrials Fund	5

As of the end of the reporting period, defense and aerospace composed the largest share of the portfolio. What trends are you following within the defense industry?

Global defense spending has been depressed for several years and is just now returning to normal levels. We expect this recovery to remain a secular tailwind. While there were temporary surges, like the war in Iraq, that caused demand spikes for tactical equipment, strategic systems have not been updated for decades. As the recent award of the B-21 bomber illustrates, the U.S. strategic delivery system is already emerging as a key growth driver for large prime defense contractors. Defense spending among European countries is also growing for the first time in years. Defense spending in Asia and the Middle East has recovered before that of the United States, and, in our view, appears to have many years of growth potential ahead.

In our view, the United States will remain the key profit driver for the global defense industry. We believe defense stocks are benefiting from strong leadership both at companies and at the Pentagon, with key stakeholders focused on execution and accountability. We think defense companies have properly prepared themselves for the growth phase by appropriately increasing research-and-development spending as well as capital expenditures. Emerging growth and strong cash flow characteristics keep us optimistic, as well.

Aerospace is another prominent theme. Where did you find opportunities in this industry during the reporting period?

Within aerospace, overall demand has remained strong. Despite slower growth in emerging markets, personal incomes are rising, fueling a trend in above-average global air traffic growth. That said, commercial aerospace valuations are sensitive to

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Industrials Fund

“book-to-bill” trends — that is, the ratio of orders received to units shipped — which is now declining. We would not be surprised to see further multiple compression of stocks in the sector in aggregate, but we see opportunities in companies with unique product cycles, which may provide upside potential.

Could you provide some insight into your investment philosophy?

Our stock selection is driven by fundamental research, focusing on the characteristics of individual companies rather than macroeconomic conditions. In the long term, we believe margin performance and capital allocation decisions create most of the returns in the industrials sector. With that perspective, we seek companies with management teams that are focused on efficient capital allocation and execution.

What role did derivatives play in the portfolio during the reporting period?

Derivative investments were not a significant part of the portfolio, but they did affect performance during the period. We used options to enhance returns on securities held in the portfolio and to manage downside risks. We also used forwards to hedge currency.

Could you provide examples of holdings that helped fund performance during the period?

Positions in some of the world’s largest defense companies were among the top contributors. Northrop Grumman, which specializes in unmanned, aerial vehicle manufacturing and defense systems, was the top contributor. Northrop continues to invest

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Industrials Fund	7

in attractive growth areas in which it has a strong competitive advantage. The company won several franchise programs, including a contract in October 2015 to build the next long-range bomber for the U.S. Air Force. The award is expected to accelerate profits for Northrop over several years.

Another contributor to fund performance, defense contractor Raytheon, posted strong growth, reported strong operating cash flow, and announced an influx in contracts from international customers that will likely fill the pipeline with projects for the coming years.

An overweight position in Thales SA also contributed to the fund’s relative performance. Based in France, Thales provides electrical systems to the defense and aerospace markets. The company reported record top-line growth in 2015, including sharp sales increases from European markets, as well as emerging markets, including Asia and the Middle East. We attribute the strong performance to the company’s improving execution and program management.

What holdings detracted from fund performance during the reporting period?

Bombardier, a Canada-based manufacturer of planes and trains, was the top detractor. In 2015, Bombardier struggled because of delays in the manufacture of a new fuel-efficient passenger jet airliner, known as the CSeries. We were optimistic about a change in management, but business jet orders and cash flows were below our, and analysts’, expectations. As a result, the stock price declined during the period.

An overweight position in Tyco International, a producer of advanced fire protection and security systems, also held back performance. The New Jersey-based company’s international revenues suffered as the U.S. dollar continued to strengthen during the period. We remain attracted to what we believe to be

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Industrials Fund

Tyco’s healthy recurring revenue stream, solid management, and significant exposure to the commercial construction industry, which has been recovering in the United States. We are even more positive about Tyco’s prospects now after it has announced its merger with Johnson Controls, a global company focused on heating and ventilation equipment, energy storage, and car batteries. We believe that this will create several synergies, with the combined entity likely being uniquely positioned to serve building owners and operators around the world.

Where are you finding opportunities for the sector in the year ahead?

Valuations for industrial stocks, which approached the high end of their historic averages in 2015, have begun to decline, creating investment opportunities. In our view identifying companies with meaningful earnings growth in a difficult macroenvironment will be the key to generating returns.

We expect to see a meaningful divergence in corporate earnings within the sector. We believe that many companies may underperform earnings expectations this year, and potentially have declining earnings in 2017. Meanwhile, we also believe that others could experience robust earnings growth both in 2016 and 2017. We believe this backdrop makes stock selection within the sector even more critical.

This divergence is partially due to end-market differentiation: Not all industrial markets are moving in the same direction and at the same pace. A number of industries do not appear to have yet reached full recovery, including defense, while some are still recovering, such as non-residential construction. Finally, some end markets in emerging markets may start to recover in 2017. We are focusing heavily on these opportunities. We also see margins and capital allocations as critical drivers. We find that these idiosyncratic drivers are overlooked in many cases by the market, given the intense focus on macroeconomic factors.

Thank you, Ferat, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Global Industrials Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10 Global Industrials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	160.03%	145.08%	146.77%	146.77%	146.63%	146.63%	151.48%	142.67%	156.04%	164.96%
Annual average	14.20	13.27	13.37	13.37	13.37	13.37	13.67	13.11	13.96	14.50

5 years	43.90	35.63	38.68	36.72	38.63	38.63	40.50	35.58	42.27	45.72
Annual average	7.55	6.28	6.76	6.46	6.75	6.75	7.04	6.28	7.31	7.82

3 years	35.48	27.69	32.54	29.56	32.49	32.49	33.56	28.88	34.56	36.52
Annual average	10.65	8.49	9.85	9.02	9.83	9.83	10.13	8.83	10.40	10.93

1 year	–5.78	–11.20	–6.45	–10.95	–6.44	–7.34	–6.20	–9.48	–5.97	–5.53

6 months	3.97	–2.01	3.59	–1.38	3.58	2.59	3.77	0.14	3.86	4.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Industrials Fund	11

Comparative index returns For periods ended 2/29/16

MSCI World Industrials Index (ND)

Life of fund	110.34%
Annual average	10.89

5 years	25.87
Annual average	4.71

3 years	17.22
Annual average	5.44

1 year	–9.42

6 months	–1.25

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term gains	$0.512		$0.512	$0.512	$0.512		$0.512	$0.512

Short-term gains	0.131		0.131	0.131	0.131		0.131	0.131

Total	$0.643		$0.643	$0.643	$0.643		$0.643	$0.643

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$16.04	$17.02	$15.46	$15.49	$15.81	$16.38	$15.97	$16.13

2/29/16	16.05	17.03	15.39	15.42	15.78	16.35	15.96	16.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Global Industrials Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	172.18%	156.53%	158.00%	158.00%	157.99%	157.99%	162.95%	153.75%	167.76%	177.41%
Annual average	14.73	13.81	13.89	13.89	13.89	13.89	14.19	13.63	14.48	15.03

5 years	49.68	41.07	44.25	42.25	44.27	44.27	46.08	40.97	47.85	51.62
Annual average	8.40	7.12	7.60	7.30	7.61	7.61	7.87	7.11	8.13	8.68

3 years	37.54	29.63	34.41	31.41	34.43	34.43	35.41	30.68	36.47	38.55
Annual average	11.21	9.04	10.36	9.53	10.37	10.37	10.63	9.33	10.92	11.48

1 year	–0.88	–6.58	–1.62	–6.35	–1.62	–2.56	–1.41	–4.86	–1.17	–0.59

6 months	9.85	3.54	9.44	4.44	9.41	8.41	9.54	5.71	9.64	9.98

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Total annual operating expenses
for the fiscal year ended 8/31/15	1.97%	2.72%	2.72%	2.47%	2.22%	1.72%

Annualized expense ratio for the
six-month period ended 2/29/16	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

Global Industrials Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.54	$10.33	$10.33	$9.07	$7.81	$5.28

Ending value (after expenses)	$1,039.70	$1,035.90	$1,035.80	$1,037.70	$1,038.60	$1,041.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$10.22	$10.22	$8.97	$7.72	$5.22

Ending value (after expenses)	$1,018.45	$1,014.72	$1,014.72	$1,015.96	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Global Industrials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Industrials Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Global Industrials Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Industrials Fund 17

The fund’s portfolio 2/29/16 (Unaudited)

COMMON STOCKS (92.2%)*	Shares	Value

Aerospace and defense (61.9%)
Airbus Group SE (France)	9,032	$584,945

Bombardier, Inc. Class B (Canada) †	81,502	63,852

Embraer SA ADR (Brazil)	10,793	323,466

General Dynamics Corp.	6,275	855,094

Honeywell International, Inc.	5,520	559,452

L-3 Communications Holdings, Inc.	14,828	1,739,473

Meggitt PLC (United Kingdom)	78,007	450,509

Northrop Grumman Corp.	9,988	1,919,893

Raytheon Co.	5,212	645,506

Thales SA (France)	5,297	421,232

United Technologies Corp.	8,199	792,187

8,355,609
Airlines (0.2%)
American Airlines Group, Inc.	701	28,741

28,741
Auto components (2.8%)
Johnson Controls, Inc.	1,488	54,252

Toyota Industries Corp. (Japan)	7,600	318,058

372,310
Building products (4.1%)
Allegion PLC (Ireland)	8,680	546,840

546,840
Commercial services and supplies (7.8%)
Tyco International PLC	29,946	1,053,500

1,053,500
Construction and engineering (1.1%)
Vinci SA (France)	2,200	151,497

151,497
Diversified telecommunication services (1.1%)
Inmarsat PLC (United Kingdom)	11,415	154,391

154,391
Energy equipment and services (0.1%)
Ezion Holdings, Ltd. (Singapore)	27,480	9,823

9,823
Industrial conglomerates (2.4%)
Siemens AG (Germany)	3,450	320,376

320,376
Machinery (9.9%)
Illinois Tool Works, Inc.	587	55,325

Jungheinrich AG (Preference) (Germany)	3,552	269,595

Manitowoc Foodservice, Inc. † ##	42,171	522,920

Terex Corp.	21,451	480,073

1,327,913
Metals and mining (—%)
Sundance Resources, Ltd. (Rights) (Australia) † F	415,842	297

Sundance Resources, Ltd. (Australia) †	415,842	1,315

1,612
Road and rail (0.4%)
Kansas City Southern	715	58,423

		58,423

18 Global Industrials Fund

COMMON STOCKS (92.2%)* cont.	Shares	Value

Trading companies and distributors (0.4%)
Wolseley PLC (United Kingdom)	1,026	$52,458

		52,458

Total common stocks (cost $10,256,522)		$12,433,493

SHORT-TERM INVESTMENTS (6.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.41% L	872,442	$872,442

Total short-term investments (cost $872,442)		$872,442

TOTAL INVESTMENTS

Total investments (cost $11,128,964)		$13,305,935

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,492,002.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $547,695 to cover certain derivative contracts and the settlement of certain securities.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.4%	Brazil	2.4%

France	8.7	Japan	2.4

United Kingdom	4.9	Canada	0.5

Germany	4.4	Other	0.2

Ireland	4.1	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Industrials Fund 19

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $8,513,765) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	British Pound	Buy	3/16/16	$172,875	$175,737	$(2,862)

	Canadian Dollar	Sell	4/20/16	249,828	243,105	(6,723)

	Euro	Buy	3/16/16	169,988	166,401	3,587

	Euro	Sell	3/16/16	169,988	170,378	390

	Japanese Yen	Buy	5/18/16	571,819	532,770	39,049

	Barclays Bank PLC
	Canadian Dollar	Sell	4/20/16	250,345	245,845	(4,500)

	Euro	Sell	3/16/16	203,943	199,255	(4,688)

	Hong Kong Dollar	Buy	5/18/16	181,579	181,548	31

	Japanese Yen	Buy	5/18/16	476,249	439,837	36,412

	Singapore Dollar	Buy	5/18/16	35,561	35,110	451

	Swiss Franc	Buy	3/16/16	77,365	75,416	1,949

	Citibank, N.A.
	Danish Krone	Buy	3/16/16	179,143	175,490	3,653

	Japanese Yen	Sell	5/18/16	113,752	106,006	(7,746)

	Credit Suisse International
	Canadian Dollar	Sell	4/20/16	194,614	188,752	(5,862)

	Swedish Krona	Buy	3/16/16	115,606	114,136	1,470

	Swiss Franc	Buy	3/16/16	18,439	17,986	453

	Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	93,435	93,787	(352)

	British Pound	Buy	3/16/16	522,382	532,130	(9,748)

	British Pound	Sell	3/16/16	522,382	562,905	40,523

	Euro	Buy	3/16/16	193,169	194,007	(838)

	Euro	Sell	3/16/16	193,169	195,546	2,377

	Goldman Sachs International
	Japanese Yen	Buy	5/18/16	455,138	424,033	31,105

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/20/16	76,057	74,024	(2,033)

	Euro	Buy	3/16/16	56,373	56,358	15

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	18,872	18,948	(76)

	British Pound	Sell	3/16/16	42,453	43,333	880

	Canadian Dollar	Buy	4/20/16	393,959	381,596	12,363

	Euro	Sell	3/16/16	204,160	199,835	(4,325)

	Japanese Yen	Buy	5/18/16	362,397	337,799	24,598

	Singapore Dollar	Buy	5/18/16	44,292	43,704	588

	Swedish Krona	Buy	3/16/16	116,599	115,104	1,495

	Swiss Franc	Buy	3/16/16	171,567	167,377	4,190

	Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/20/16	281,832	269,757	12,075

20 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $8,513,765) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	$10,825	$10,863	$(38)

	British Pound	Sell	3/16/16	118,869	117,499	(1,370)

	Canadian Dollar	Buy	4/20/16	52,626	50,064	2,562

	Euro	Buy	3/16/16	328,224	331,768	(3,544)

	Euro	Sell	3/16/16	328,224	331,022	2,798

	Japanese Yen	Sell	5/18/16	89,864	93,659	3,795

	Swedish Krona	Buy	3/16/16	126,439	124,159	2,280

	Swiss Franc	Buy	3/16/16	77,265	75,376	1,889

UBS AG
	Australian Dollar	Buy	4/20/16	77,056	77,349	(293)

	British Pound	Sell	3/16/16	35,633	39,821	4,188

	Euro	Buy	3/16/16	2,938	2,951	(13)

	Euro	Sell	3/16/16	2,938	2,876	(62)

	Swedish Krona	Buy	3/16/16	24,890	24,568	322

	Swiss Franc	Buy	3/16/16	37,580	35,706	1,874

WestPac Banking Corp.
	Canadian Dollar	Buy	4/20/16	290,110	281,437	8,673

	Euro	Sell	3/16/16	38,198	37,383	(815)

	Japanese Yen	Buy	5/18/16	106,501	99,249	7,252

Total						$197,399

Global Industrials Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$54,252	$318,058	$—

Energy	—	9,823	—

Industrials	9,644,745	2,250,612	—

Materials	—	1,612	—

Telecommunication services	—	154,391	—

Total common stocks	9,698,997	2,734,496	—
Short-term investments	872,442	—	—

Totals by level	$10,571,439	$2,734,496	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$197,399	$—

Totals by level	$—	$197,399	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Global Industrials Fund

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,256,522)	$12,433,493
Affiliated issuers (identified cost $872,442) (Notes 1 and 5)	872,442

Foreign currency (cost $40) (Note 1)	40

Dividends, interest and other receivables	34,419

Receivable for shares of the fund sold	28,271

Receivable for investments sold	606,656

Receivable from Manager (Note 2)	25,892

Unrealized appreciation on forward currency contracts (Note 1)	253,287

Prepaid assets	43,101

Total assets	14,297,601

LIABILITIES

Payable for investments purchased	141,961

Payable for purchases of delayed delivery securities (Note 1)	539,178

Payable for shares of the fund repurchased	11,763

Payable for custodian fees (Note 2)	4,046

Payable for investor servicing fees (Note 2)	4,266

Payable for Trustee compensation and expenses (Note 2)	2,594

Payable for administrative services (Note 2)	53

Payable for distribution fees (Note 2)	5,020

Unrealized depreciation on forward currency contracts (Note 1)	55,888

Other accrued expenses	40,830

Total liabilities	805,599

Net assets	$13,492,002

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,011,751

Undistributed net investment income (Note 1)	8,125

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(902,121)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,374,247

Total — Representing net assets applicable to capital shares outstanding	$13,492,002

(Continued on next page)

Global Industrials Fund 23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,874,761 divided by 490,500 shares)	$16.05

Offering price per class A share (100/94.25 of $16.05)*	$17.03

Net asset value and offering price per class B share ($1,035,479 divided by 67,288 shares)**	$15.39

Net asset value and offering price per class C share ($1,038,465 divided by 67,336 shares)**	$15.42

Net asset value and redemption price per class M share ($94,885 divided by 6,013 shares)	$15.78

Offering price per class M share (100/96.50 of $15.78)*	$16.35

Net asset value, offering price and redemption price per class R share
($61,242 divided by 3,838 shares)	$15.96

Net asset value, offering price and redemption price per class Y share
($3,387,170 divided by 209,455 shares)	$16.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Global Industrials Fund

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,260)	$132,821

Interest (including interest income of $1,114 from investments in affiliated issuers) (Note 5)	1,148

Securities lending (Note 1)	84

Total investment income	134,053

EXPENSES

Compensation of Manager (Note 2)	44,469

Investor servicing fees (Note 2)	14,681

Custodian fees (Note 2)	6,670

Trustee compensation and expenses (Note 2)	507

Distribution fees (Note 2)	21,682

Administrative services (Note 2)	238

Auditing and tax fees	24,757

Blue sky expense	36,035

Other	9,464

Fees waived and reimbursed by Manager (Note 2)	(63,202)

Total expenses	95,301

Expense reduction (Note 2)	(661)

Net expenses	94,640

Net investment income	39,413

Net realized loss on investments (Notes 1 and 3)	(485,446)

Net realized gain on foreign currency transactions (Note 1)	16,055

Net realized gain on written options (Notes 1 and 3)	10,056

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	168,959

Net unrealized appreciation of investments during the period	749,681

Net gain on investments	459,305

Net increase in net assets resulting from operations	$498,718

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 25

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$39,413	$48,104

Net realized gain (loss) on investments
and foreign currency transactions	(459,335)	278,608

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	918,640	(1,266,204)

Net increase (decrease) in net assets resulting
from operations	498,718	(939,492)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(60,919)

Class B	—	(640)

Class C	—	—

Class M	—	—

Class R	—	(582)

Class Y	—	(42,976)

Net realized short-term gain on investments

Class A	(71,010)	(1,167,593)

Class B	(9,052)	(122,165)

Class C	(8,415)	(104,921)

Class M	(629)	(6,923)

Class R	(454)	(14,908)

Class Y	(27,028)	(512,781)

From net realized long-term gain on investments
Class A	(277,534)	(518,188)

Class B	(35,377)	(54,218)

Class C	(32,891)	(46,565)

Class M	(2,457)	(3,072)

Class R	(1,773)	(6,617)

Class Y	(105,636)	(227,577)

Decrease from capital share transactions (Note 4)	(940,729)	(3,434,409)

Total decrease in net assets	(1,014,267)	(7,264,546)

NET ASSETS

Beginning of period	14,506,269	21,770,815

End of period (including undistributed net investment
income of $8,125 and accumulated net investment loss
of $31,288, respectively)	$13,492,002	$14,506,269

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Global Industrials Fund

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Global Industrials Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 29, 2016**	$16.04	.05	.60	.65	—	(.64)	(.64)	—	$16.05	3.97*	$7,875	.64*	.29*	65*
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	—	16.04	(5.02)	8,932	1.27	.29	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	—	20.00	21.95	14,342	1.32	.48	227
August 31, 2013	13.52	.13	4.14	4.27	(.07)	—	(.07)	— [f]	17.72	31.68	14,850	1.35	.82	238
August 31, 2012	13.24	.11	.93	1.04	(.31)	(.45)	(.76)	— [f]	13.52	8.71	7,293	1.41	.84	153
August 31, 2011	12.51	.10	1.99g	2.09	(.29)	(1.08)	(1.37)	.01	13.24	15.62	9,243	1.40	.65	122

Class B
February 29, 2016**	$15.46	(.01)	.58	.57	—	(.64)	(.64)	—	$15.39	3.59*	$1,035	1.01*	(.06)*	65*
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	—	15.46	(5.72)	1,083	2.02	(.43)	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	—	19.42	21.09	1,161	2.07	(.26)	227
August 31, 2013	13.29	.02	4.05	4.07	—	—	—	— [f]	17.36	30.62	524	2.10	.10	238
August 31, 2012	13.06	.01	.93	.94	(.26)	(.45)	(.71)	— [f]	13.29	7.92	493	2.16	.04	153
August 31, 2011	12.38	(.02)	1.99g	1.97	(.22)	(1.08)	(1.30)	.01	13.06	14.82	376	2.15	(.11)	122

Class C
February 29, 2016**	$15.49	(.01)	.58	.57	—	(.64)	(.64)	—	$15.42	3.58*	$1,038	1.01*	(.05)*	65*
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	—	15.49	(5.71)	984	2.02	(.43)	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	—	19.44	21.06	1,132	2.07	(.23)	227
August 31, 2013	13.30	.01	4.07	4.08	—	—	—	— [f]	17.38	30.68	708	2.10	.08	238
August 31, 2012	13.04	.01	.92	.93	(.22)	(.45)	(.67)	— [f]	13.30	7.88	525	2.16	.10	153
August 31, 2011	12.38	(.02)	1.99 [g]	1.97	(.24)	(1.08)	(1.32)	.01	13.04	14.81	648	2.15	(.10)	122

Class M
February 29, 2016**	$15.81	.01	.60	.61	—	(.64)	(.64)	—	$15.78	3.77*	$95	.89*	.08*	65*
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	—	15.81	(5.51)	63	1.77	(.21)	179
August 31, 2014	17.58	— f	3.72	3.72	—	(1.56)	(1.56)	—	19.74	21.41	107	1.82	.02	227
August 31, 2013	13.42	.05	4.11	4.16	—	—	—	— [f]	17.58	31.00	64	1.85	.34	238
August 31, 2012	13.16	.04	.93	.97	(.26)	(.45)	(.71)	— [f]	13.42	8.10	49	1.91	.31	153
August 31, 2011	12.44	.02	2.01 [g]	2.03	(.24)	(1.08)	(1.32)	.01	13.16	15.24	82	1.90	.12	122

Class R
February 29, 2016**	$15.97	.03	.60	.63	—	(.64)	(.64)	—	$15.96	3.86*	$61	.76*	.20*	65*
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	—	15.97	(5.23)	62	1.52	.05	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	—	19.94	21.66	166	1.57	.29	227
August 31, 2013	13.52	.05	4.18	4.23	(.04)	—	(.04)	— [f]	17.71	31.34	72	1.60	.30	238
August 31, 2012	13.24	.08	.93	1.01	(.28)	(.45)	(.73)	— [f]	13.52	8.43	16	1.66	.61	153
August 31, 2011	12.49	.05	2.02 [g]	2.07	(.25)	(1.08)	(1.33)	.01	13.24	15.52	15	1.65	.30	122

Class Y
February 29, 2016**	$16.13	.07	.61	.68	—	(.64)	(.64)	—	$16.17	4.13*	$3,387	.51*	.44*	65*
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	—	16.13	(4.80)	3,382	1.02	.56	179
August 31, 2014	17.77	.22 [e]	3.69	3.91	—	(1.56)	(1.56)	—	20.12	22.29	4,863	1.07	1.08 [e]	227
August 31, 2013	13.56	.17	4.15	4.32	(.11)	—	(.11)	— [f]	17.77	31.97	1,933	1.10	1.04	238
August 31, 2012	13.30	.14	.93	1.07	(.36)	(.45)	(.81)	— [f]	13.56	8.95	1,252	1.16	1.11	153
August 31, 2011	12.54	.13	2.01 [g]	2.14	(.31)	(1.08)	(1.39)	.01	13.30	16.00	1,114	1.15	.86	122

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Global Industrials Fund	Global Industrials Fund 29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2016	0.44%

August 31, 2015	0.70

August 31, 2014	0.46

August 31, 2013	0.50

August 31, 2012	0.72

August 31, 2011	0.48

e The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

f Amount represents less than $0.01 per share.

g The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2011, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

30 Global Industrials Fund

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Global Industrials Fund 31

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

32 Global Industrials Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

Global Industrials Fund 33

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,050 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $11,504,288, resulting in gross unrealized appreciation and depreciation of $2,082,162 and $280,515, respectively, or net unrealized appreciation of $1,801,647.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the

34 Global Industrials Fund

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $63,202 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3), a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,890	Class R	59

Class B	1,106	Class Y	3,510

Class C	1,035	Total	$14,681

Class M	81

Global Industrials Fund 35

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $17 under the expense offset arrangements and by $644 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$10,828	Class M	294

Class B	5,384	Class R	144

Class C	5,032	Total	$21,682

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,085 and $20 from the sale of class A and class M shares, respectively, and received $265 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$8,743,426	$9,691,308

U.S. government securities (Long-term)	—	—

Total	$8,743,426	$9,691,308

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 Global Industrials Fund

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	23,385	10,056
Options exercised	—	—
Options expired	(23,385)	(10,056)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	90,634	$1,520,841	231,980	$4,165,942

Shares issued in connection with
reinvestment of distributions	20,507	337,947	85,912	1,463,937

	111,141	1,858,788	317,892	5,629,879

Shares repurchased	(177,572)	(2,863,134)	(477,949)	(8,634,702)

Net decrease	(66,431)	$(1,004,346)	(160,057)	$(3,004,823)

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	2,117	$33,823	12,210	$212,369

Shares issued in connection with
reinvestment of distributions	2,765	43,743	10,572	174,544

	4,882	77,566	22,782	386,913

Shares repurchased	(7,646)	(115,882)	(12,505)	(218,423)

Net increase (decrease)	(2,764)	$(38,316)	10,277	$168,490

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	11,545	$182,140	23,601	$398,312

Shares issued in connection with
reinvestment of distributions	2,604	41,306	9,093	150,395

	14,149	223,446	32,694	548,707

Shares repurchased	(10,346)	(160,221)	(27,394)	(478,853)

Net increase	3,803	$63,225	5,300	$69,854

Global Industrials Fund 37

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	2,260	$36,166	969	$16,776

Shares issued in connection with
reinvestment of distributions	190	3,086	593	9,995

	2,450	39,252	1,562	26,771

Shares repurchased	(422)	(6,960)	(3,009)	(54,942)

Net increase (decrease)	2,028	$32,292	(1,447)	$(28,171)

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	544	$8,874	2,134	$37,092

Shares issued in connection with
reinvestment of distributions	120	1,968	800	13,589

	664	10,842	2,934	50,681

Shares repurchased	(734)	(12,004)	(7,338)	(127,425)

Net decrease	(70)	$(1,162)	(4,404)	$(76,744)

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	31,992	$526,484	107,983	$1,975,833

Shares issued in connection with
reinvestment of distributions	7,988	132,600	45,764	783,014

	39,980	659,084	153,747	2,758,847

Shares repurchased	(40,167)	(651,506)	(185,803)	(3,321,862)

Net increase (decrease)	(187)	$7,578	(32,056)	$(563,015)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class R	1,604	41.8%	$25,600

At the close of the reporting period, the Putnam Global Sector Fund owned 5.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$1,384,776	$5,287,847	$5,800,181	$1,114	$872,442

Totals	$1,384,776	$5,287,847	$5,800,181	$1,114	$872,442

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

38 Global Industrials Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$—*

Forward currency contracts (contract amount)	$14,900,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$253,287	Payables	$55,888

Total		$253,287		$55,888

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$9,392	$9,392

Equity contracts	(29,059)	—	$(29,059)

Total	$(29,059)	$9,392	$(19,667)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$168,352	$168,352

Equity contracts	13,167	—	$13,167

Total	$13,167	$168,352	$181,519

Global Industrials Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$43,026	$38,843	$3,653	$1,923	$42,900	$31,105	$15	$44,114	$12,075	$13,324	$6,384	$15,925	$253,287

Total Assets	$43,026	$38,843	$3,653	$1,923	$42,900	$31,105	$15	$44,114	$12,075	$13,324	$6,384	$15,925	$253,287

Liabilities:

Forward currency contracts#	9,585	9,188	7,746	5,862	10,938	—	2,033	4,401	—	4,952	368	815	55,888

Total Liabilities	$9,585	$9,188	$7,746	$5,862	$10,938	$—	$2,033	$4,401	$—	$4,952	$368	$815	$55,888

Total Financial and Derivative Net Assets	$33,441	$29,655	$(4,093)	$(3,939)	$31,962	$31,105	$(2,018)	$39,713	$12,075	$8,372	$6,016	$15,110	$197,399

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$33,441	$29,655	$(4,093)	$(3,939)	$31,962	$31,105	$(2,018)	$39,713	$12,075	$8,372	$6,016	$15,110

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Global Industrials Fund	Global Industrials Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

42 Global Industrials Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Industrials Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Industrials Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA721
299636 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016